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                        10(a) Written Consent of Sutherland, Asbill & Brennan

Sutherland, Asbill & Brennan, L.P.P.                              ATLANTA
Tel: (202) 383-0100  1275 Pennsylvania Ave, NW                     AUSTIN
Fax: (202) 637-3593  Washington, DC  20004-2404                   NEW YORK
                                                                 WASHINGTON

                                February 4, 1997


Board of Directors
Golden American Life Insurance Company
1001 Jefferson Street, Suite 400
Wilmington, DE  19801

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption
"Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 5 to the registration statement on Form N-4 for the Separate Account B (File No. 33-59261). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                                             Very truly yours,

                                             SUTHERLAND, ASBILL & BRENNAN



                                             By:/s/Susan S. Krawczyk
                                             ----------------------------
                                                Susan S. Krawczyk